AMERICAN INDEPENDENCE FUNDS TRUST

(“Trust”)

SUPPLEMENT DATED SEPTEMBER 27, 2018 TO THE

SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) EACH DATED MARCH 1, 2018 AS SUPPLEMENTED THROUGH AUGUST 8, 2018

AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND
(Ticker Symbols: FFIHX, FNIHX, FCIHX, AIIPX)

THIS SUPPLEMENT PROVIDES NEW INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS, AND SAI DESCRIBED ABOVE

On September 25, 2018, Manifold Fund Advisors, LLC (“MFA”), the investment adviser to the Trust, recommended to the Trust’s Board of Trustees (“Board”) that the American Independence U.S. Inflation Protected Fund (“AI TIPS Fund” or “Fund”)) should be liquidated according to a Plan of Liquidation and Dissolution. The AI TIPS Fund is the sole remaining series of the Trust.

The reason for MFA’s recommendation to liquidate and dissolve the AI TIPS Fund is based on, among other things, the conclusion by MFA, in view of advice from its proxy solicitor, that given the composition of the Fund’s shareholder base it was unlikely that the Fund would be able to obtain the requisite approval of the Fund’s shareholders of the reorganization of the AI TIPS Fund with and into a clone series of The Advisors Funds Trust II to be advised by AI TIPS Fund sub-adviser.

MFA understands that the Board may consider other options with respect to AI TIPS Fund and MFA endorses the Board’s careful and deliberative evaluation process.

However, MFA declines to continue to serve as the investment adviser to the AI TIPS Fund or the Trust after October 30, 2018. Consequently, MFA provided the Board with 30-days’ prior written notice of its decision to cease serving as the investment adviser to the AI TIPS Fund and the Trust as of October 30, 2018, as required by the MFA’s Investment Advisory Agreement with the Trust. In addition, MFA suspended its voluntary funding of a cap on the AI TIPS Fund’s fees and expenses as of September 26, 2018.

The purpose of this supplement to notify shareholders of the AI TIPS Fund of MFA’s (i) resignation as investment adviser to the Fund and the Trust and (ii) the cessation of MFA’s voluntary cap on the AI TIPS Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE